MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1998-2
                     6.09% CLASS A ASSET-BACKED CERTIFICATES
                    10.34% CLASS B ASSET-BACKED CERTIFICATES


Distribution Date                                                       10/15/99
Collection Period                                                           9/99

     Under the Pooling and Servicing Agreement dated as of April 8, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $6,228,340.08

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $656,143.74

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $5,572,196.34

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $31.07

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $3.27

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $27.79

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above
                   (given to the Collateral Agent for deposit into the Spread Account)                    $58,935.59

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $58,935.59

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      Scheduled Payments due in such Collection Period                                    $4,519,459.28

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $4,119,992.20

B.   Information Regarding the Performance of the Trust.
     1    Certificate Balances.
          (a)      The original aggregate Principal Balance of the
                   Certificates as of the closing date                                               $211,042,290.00

          (b)      The aggregate principal balance of the Certificates as of
                   the close of business on the last day set forth above, after giving
                   effect to payments allocated to principal in paragraph A 1 (c) above              $130,556,931.27

          (c)      The Aggregate Pool factor as of the close of business
                   on the last day set forth above                                                         0.6186292

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $265,979.01

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,835.29

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.33

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.01

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

          (c)      The amount of the Class B Interest Carryover shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (d)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (i) above                                                                    $0.00


     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $31,255.20

          (b)      Distributions (to) from Collection Account                                             ($2,292.12)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                      $288.91

          (d)      Ending Payahead Account Balance                                                        $29,251.99

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $39,167,079.38
                          Spread Account Balance                                                      $22,703,563.87

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $12,402.44

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                     $147,270.37

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,641,914.65

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 354
                          Aggregate Gross Amount                                                       $3,971,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 421
                          Aggregate Gross Amount                                                       $4,854,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            6.27%

          (b)      Average Delinquency Ratio                                                                    6.15%

          (c)      Cumulative Default Ratio                                                                     9.28%

          (d)      Cumulative Net Loss Ratio                                                                    7.05%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes


CPS AUTO GRANTOR TRUST 1998-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                              293,273.49


INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         6,680,825.46
     LOCK BOX NSF ITEMS:                                                                                  (70,801.47)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  2,292.12
     COLLECTION ACCOUNT INTEREST                                                                           16,212.78
     PAYAHEAD ACCOUNT INTEREST                                                                                288.91
     TOTAL COLLECTION PROCEEDS:                                                                         6,628,817.80
     FOR DISTRIBUTION DATE:                                                                                 10/15/99
     FOR DETERMINATION DATE:                                                                                 10/8/99
     FOR COLLECTION PERIOD:                                                                                     9/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 136,094,112.62
                                 Principal portion of payments collected (non-prepayments)                             1,858,961.45
                                 Prepayments in full allocable to principal                                            1,442,946.00
                          Collections allocable to principal                                            3,301,907.45
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     921,647.74
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      4,223,555.19

                   Realized Losses                                                                      1,641,914.65
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    130,228,642.78

          INTEREST
                          Collections allocable to interest                                             2,261,030.75
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       144,231.86
                                                                                                      ---------------
                   Total Interest                                                                       2,405,262.61


     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                               129,289,406.95
          Beginning of Period Class B Principal Balance                                                 6,839,720.66

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   22,691,161.43
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           39,155.49
          Aggregate Payahead Balance                                                                       28,963.08
          Aggregate Payahead Balance for preceding Distribution Date                                       31,255.20
          Interest Earned on Payahead Balances                                                                288.91
          Scheduled Payments due in Collection Period                                                   4,519,459.28
          Scheduled Payments collected in Collection Period                                             4,119,992.20
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,641,914.65

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                      0.00
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                              1,902.65

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                354   3,971,000.00
          60+ days delinquent                                                                                    421   4,854,000.00


     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             8,825,000.00
                    of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,590,748.51
                    during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             6.30%
          Delinquency Ratio for third preceding Determination Date                                              5.90%

          Cumulative Defaults for preceding Determination Date                                         17,984,726.62

          Cumulative Net Losses for preceding Determination Date                                       13,380,143.22


          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              5,562,938.20
                          Liquidation Proceeds                                                            921,647.74
                          Recoveries                                                                      144,231.86
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     6,628,817.80


     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,858,961.45
                          Prepayments in full allocable to principal                                    1,442,946.00
                          Principal Balance of Liquidated Receivables                                   2,563,562.39
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       5,865,469.84

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       5,865,469.84
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        5,572,196.34
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               5,572,196.34

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                          129,289,406.95
                   Multiplied by Certificate Pass-Through Rate                                                  6.09%
                   Multiplied by 30/360                                                                    0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  656,143.74

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       5,865,469.84
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 293,273.49

          Class B Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                            6,839,720.66
                   Multiplied by Certificate Pass-Through Rate                                                 10.34%
                   Multiplied by 30/360                                                                    0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          58,935.59


CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        2,835.29
         Servicing Fee (2.0%)                                                                             226,823.52
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            39,155.49
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Trustee Fee                                                                                          850.59
         Trustee's out-of-pocket expenses                                                                       0.00
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
  (iv)   Collateral Agent Fee                                                                                 850.81
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)    Class A Interest Distributable Amount - Unadjusted                                               656,143.74
         Prior Month(s) Class A Carryover Shortfall                                                             0.00
         Class A Interest Carryover Shortfall                                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A Interest Carryover Shortfall                                                     0.00
         Class A Interest Distributable Amount                                                            656,143.74
  (vi)   Class B Coupon Interest - Unadjusted                                                              58,935.59
         Class B Interest Carryover Shortfall - Previous Month(s)                                               0.00
         Interest on B Interest Shortfall - Previous Month(s)                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class B Interest Shortfall                                                               0.00
         Adjusted Class B Interest Distributable Amount                                                    58,935.59
  (vii)  Class A Principal Distributable Amount - Current Month                                         5,572,196.34
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Principal Distribution Amount                                                          5,572,196.34
  (viii) Certificate Insurer Premium                                                                       42,270.05
         Certificate Insurer Premium Supplement                                                           103,097.68
         Other Reimbursement Obligations to Certificate Insurer                                             1,902.65
  (ix)   Transition Expenses to successor Servicer                                                              0.00
  (x)    Class B Principal Distributable Amount - Unadjusted                                              293,273.49
         Class B Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class B Principal Carryover Shortfall                                             (293,273.49)
         Adjusted Class B Principal Distributable Amount                                                        0.00
  (xi)   Remaining amounts to Collateral Agent for deposit in Spread Account                              (76,243.95)


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                               129,289,406.95
                   Class A Principal Distributions                                                      5,572,196.34
          Class A End of Period Principal Balance                                                     123,717,210.61

          Class B Beginning of Period Principal Balance                                                 6,839,720.66
                   Class B Principal Distributable Amount                                                       0.00
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   6,839,720.66
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    6,839,720.66

CLASS A DEFICIENCY - INTEREST
      (i)  Total Distribution Amount Available                                                          6,628,817.80
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                    926,659.44
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
      (iv) Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,702,158.36

CLASS B DEFICIENCY - INTEREST
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    5,702,158.36
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     58,935.59
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
      (iv) Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,643,222.77

CLASS A DEFICIENCY - PRINCIPAL
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   5,643,222.77
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  5,572,196.34
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                          71,026.43

OTHER DEFICIENCIES - INSURANCE
      (i)  Amounts available to make payments for insurance                                                71,026.43
           Certificate Insurer Premium                                                                     42,270.05
           Certificate Insurer Premium Supplement                                                         103,097.68
           Other Reimbursement Obligations to Certificate Insurer                                           1,902.65
           Deficiency Amount                                                                              (76,243.95)
           Withdrawal from Spread Account to Cover Deficiency                                              76,243.95
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

CLASS B DEFICIENCY - PRINCIPAL
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                            0.00
      (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                         293,273.49
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                             (293,273.49)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (293,273.49)

CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               8,825,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  8,825,000.00

                          Aggregate Gross Principal Balance as of the close of                        140,813,273.14
                                  business on the last day of the Collection Period.
                   Delinquency Ratio                                                                            6.27%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.27%
                          Delinquency Ratio for second preceding Determination Date                             6.30%
                          Delinquency Ratio for third preceding Determination Date                              5.90%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    6.15%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 17,984,726.62
                                 Current Period Defaulted Receivables                                   1,590,748.51
                                                                                                      ---------------
                                 Total                                                                 19,575,475.13

                                 Cumulative Defaulted Receivables                                      19,575,475.13
                                 Original Pool Balance                                                211,042,290.56

                   Cumulative Default Ratio                                                                     9.28%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        2,563,562.39

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                              (1,065,879.60)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                 1,497,682.79
                                 Cumulative Previous Net Losses                                        13,380,143.22
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 14,877,826.01
                                 Original Pool Balance                                                211,042,290.56

                   Cumulative Net Loss Ratio                                                                    7.05%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.46
          Weighted Average Remaining Term                                                                      40.98
          Weighted Average Annual Percentage Rate                                                              20.38%

     SPREAD ACCOUNT
          Spread Account Cap
                          13.5% of Outstanding Certificate Balance                                                    17,625,185.72
                          19.5% of Outstanding Certificate Balance                                                    25,458,601.60
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y
                                                                                                                     ---------------
                   Cap Amount                                                                          39,167,079.38

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        6,331,268.70
                          Outstanding Certificate Balance                                                            130,556,931.27
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         6,331,268.70

          Required Spread Account Amount                                                               39,167,079.38
          Beginning of Period Spread Account Balance                                                   22,691,161.43
          Spread Account Deposit (Withdrawal) from Current Distributions                                  (76,243.95)
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               16,552,161.90
          Earnings on Spread Account Balance                                                               88,646.39
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                22,703,563.87

     Reserve Fund
                   Initial Class B Certificate Balance                                                 10,552,114.40
                   Aggregate Pool Factor                                                                   0.6186292
                   Class B Principal %                                                                          5.24%
                   Have both tests for Reserve Fund reduction been satisfied? (Y/N)                                N

          Requisite Amount
                          If both tests for reduction have NOT been met, then
                              10% of Original Class B Outstanding Certificate Balance                                  1,055,211.40
                          otherwise
                              10% of Class B Outstanding Certificate Balance                                             683,972.07
                          or
                   Cap Amount                                                                           1,055,211.40

          Reserve Fund Floor
                          Outstanding Class B Certificate Balance                                                      6,839,720.66
                          Minimum Floor                                                                                  300,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                           300,000.00

          Required Reserve Fund Amount                                                                  1,055,211.40
          Beginning of Period Reserve Fund Balance                                                      1,055,211.40
          Reserve Fund Deposit (Withdrawal) from Current Distributions                                          0.00
          Required addition to/(eligible withdrawal from) Reserve Fund                                          0.00
          Earnings on Reserve Fund Balance                                                                  4,141.91
          Amount of Reserve Fund deposit (withdrawal)                                                      (4,141.91)
          Ending Reserve Fund Balance                                                                   1,055,211.40


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------